UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AgriFORCE Growing Systems, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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AgriFORCE Growing Systems, Ltd.

2233 Columbia Street, Suite 300

Vancouver, BC, Canada V5Y 0M6

October 6, 2022

To the Shareholders of AgriFORCE Growing Systems, Ltd.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), to be held at 11:00 AM Pacific time on Friday, November 18, 2022, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Annual Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the election of five directors for a one year term expiring in 2023.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2022.

3.	Approve the Company’s Performance Share Unit Plan.

4.	To transact such other business as may be properly brought before the 2022 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2021, the report of the Company’s auditor thereon, and the related management discussion and analysis.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FOUR PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on October 4, 2022 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on October 4, 2022 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on November 17, 2022.

The Company reserves the right to take any additional pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to further developments related to COVID-19.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Ingo Mueller
Ingo Mueller,
Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2022 Annual Meeting of shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd. (the “Company”) will be held 11:00 AM Pacific time on Friday, November 18, 2022, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Annual Meeting, the holders of the Company’s outstanding common shares will act on the following matters:

1.	Approve the election of five directors for a one year term expiring in 2023.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2021.

3.	Approve the Company’s Performance Share Unit Plan

4.	To transact such other business as may be properly brought before the 2022 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2021, the report of the Company’s auditor thereon, and the related management discussion and analysis.

Shareholders of record at the close of business on October 4, 2022 are entitled to notice of and to vote at the 2022 Annual Meeting and any postponements or adjournments thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on November 17, 2022.

It is hoped you will be able to attend the 2022 Annual Meeting but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2022 Annual Meeting in person , you may revoke your proxy and vote in person.

Dated: October 6, 2022	By Order of the Board of Directors:

/s/ Ingo Mueller
Ingo Mueller,
Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS, LTD.

2233 Columbia Street, Suite 300

Vancouver, B.C. V5Y 0M6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 18, 2022

PROXY STATEMENT

The Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the 2022 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about October 12, 2022.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be October 4, 2022, and thus you are entitled to vote at the Company’s 2022 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2022 Annual Meeting. This document and the Appendixes hereto contain important information about the 2022 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2022 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2022 Annual Meeting. As of the close of business on the record date, there were 15,622,686 common shares issued and outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2022 Annual Meeting to be held on November 18, 2022, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2022 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2022 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters other than Proposal 2 are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our website: https://ir.agriforcegs.com/news-events/ir-calendar. If you are a shareholder with shares registered in your name with the Company’s transfer agent, VStock Transfer, on the record date, you may vote in person at the 2022 Annual Meeting or by going to www.vstocktransfer.com/proxy. Record holders can also vote: via email (vote@vstocktransfer.com), via mail (with the self addressed envelope the transfer agent will provide) or via fax (646) 536-3179.

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Whether or not you plan to attend the 2022 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2022 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2022 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2022 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2022 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 15,622,686 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 7,811,344 shares eligible to vote must be present at the 2022 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2022 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2022 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2022 Annual Meeting and voting in person. Attendance alone at the 2022 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the five directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2022 Annual Meeting.

●	Proposal 2 - The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2021. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Annual Meeting are required to approve this proposal.

●	Proposal 3 – To approve the Company’s Performance Share Unit Plan. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Annual Meeting are required to approve this proposal. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Annual Meeting are required to approve this proposal.

●	Proposal 4 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2022 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2022 Annual Meeting, including the procedures for voting your shares, you should contact Richard Wong, the Company’s CFO, by telephone at 604-757-0952.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, VStock Transfer LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at 18 Lafayette Pl, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of October 4, 2022 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares		Options vested within 60 days of October 4, 2022	Warrants	Series A Preferred Shares	Total	Percentage beneficially owned
Directors and Officers:
Ingo Mueller	1,023,577	[a]	152,771	-	-	1,176,348	7.4%
Richard Wong	120,899		61,754	-	-	182,653	1.2%
Troy McClellan	437,120		48,659	-	-	485,779	3.1%
Mauro Pennella	32,773		18,480	-	-	51,253	0.3%
John Meekison	43,208		23,801	-	-	67,009	0.4%
David Welch	52,450		19,291	-	-	71,741	0.5%
Amy Griffith	-		8,216	-	-	8,216	0.1%
Richard Levychin	-		8,216	-	-	8,216	0.1%
Total all officers and directors (8 persons)	1,710,932		341,188			2,052,120	12.8%

5% or Greater Beneficial Owners
Ingo Mueller	1,023,577	[a]	152,771	-	-	1,176,348	7.4%
Arni Johannson	823,615	[b]	-			823,615	5.2%
Canadian Nexus Team Ventures Corp	583,278		-	317,243	-	900,521	5.7%

(a)	Includes (1) 92,030 common shares held by St. George Capital Corp. of which Mr. Mueller is the President, (2) 421,053 common shares held by 1071269 BC Ltd. of which Mr. Mueller is the sole owner, and (3) 31,579 common shares held by 1178196 BC Ltd. of which Mr. Mueller is an affiliate.
(b)	Includes 48,710 common shares held by Canadian Nexus Ventures Ltd. of which Mr. Johannson is the President.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name	Age	Position	Served Since
Ingo W. Mueller	57	Director, Chief Executive Officer, Chairman of the Board	December 2017
William J. Meekison	58	Director, Audit Committee, Compensation Committee	June 2019
David Welch	40	Director, Audit Committee, Nominations and Corporate Governance Committee	June 2019
Amy Griffith	50	Director, Chair Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021
Richard Levychim	63	Director, Chair Audit Committee, Nominations and Governance Committee, Compensation Committee	July 2021
Richard S. Wong	57	Chief Financial Officer	October 2018
Troy T. McClellan	60	Officer, Vice President Design & Construction, President Daybreak Ag Systems Ltd.	February 2018
Dr. Laila Benkrima	59	Chief Scientist	May 2018
Mauro Penella	56	President, AgriFORCE Brands, Chief Marketing Officer	July 15, 2021

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Ingo Wilhelm Mueller – Chairman of the Board, Director and Chief Executive Officer

Mr. Mueller has been involved in the finance and advisory business for the past 25 years having been involved in the financing of companies and projects. Mr. Mueller is the founder and currently the CEO of the Company since inception and has been responsible for the development of the Company’s intellectual property, business model and financing. He is full time with the Company. He is also currently the CEO of St. George Capital Corp. (since 1998), doing business as Capital Fusion Group, a private financial advisory firm. Mr. Mueller was Chairman and CEO of International Coal Company Ltd. from 2008-2010 before it was sold to London Mining plc, after which Mr. Mueller was named Chairman and CEO of London Mining Colombia Ltd. (2010 to 2012). Mr. Mueller was also the CEO and Chairman of WIGU City Edutainment Centers Plc (2014 to 2017). Mr. Mueller has a Bachelor Commerce (major in Finance and minor in Urban Land Economics) from the University of British Columbia. The Board has determined that Mr. Mueller is suited to serve on the Board due to his long standing involvement in the financial community. After the Annual Meeting, it is intended that Mr. Mueller will be appointed as Chairman.

David Welch, Director

Mr. Welch is the founding partner at D|R Welch Law, a law firm in Los Angeles, California for which he has been employed full time for the past five years.. He has a broad base of experience in representing clients in the areas of litigation, corporate governance and financing, intellectual property and regulatory advisement and defense. Mr. Welch also focuses on complex commercial transactions and finance. Mr. Welch obtained his Juris Doctorate degree from Loyola Law School and received his Bachelor of Arts in Political Science from the California State University, Fullerton. He is a member of the Los Angeles County and American Bar Associations. He is suited to serve as a director due to his long standing experience in intellectual property.

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William John Meekison, Director

Mr. Meekison is a career Chief Financial Officer and former investment banker. He has spent the last fifteen years serving in a variety of executive management and CFO roles with both private and public companies, currently as the CFO and Director of Exro Technologies Inc. (since October 2017), a technology company that creates energy management system, and CFO and Director of ArcWest Exploration Inc. (since December 2010), a mining exploration company in British Columbia. He is currently on the board of directors of Pike Mountain Minerals Inc. (since July 2018) and Quest Pharmatech Inc. (since November 2017). Prior to his position at Exro Technologies Inc., Mr. Meekison spent fifteen years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Mr. Meekison received his Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager. He is suited to serve as a director due to his long time experience as a CFO.

Amy Griffith, Director

Amy Griffith, 49, was appointed as a director on July [  ], 2021, concurrent with the completion of our IPO. Ms Griffith is Wells Fargo’s State & Local Government Relations Senior Leader for the Keystone Region encompassing Pennsylvania, Delaware and West Virginia. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith leads Wells Fargo’s legislative and political agenda in her region and manages relationships with a state and local policymakers and community stakeholders.

From 2008-2019, Griffith led government relations for sixteen states in the Eastern United States for TIAA for over a decade. In her role at TIAA, she successfully lobbied for multiple high-profile issues, including landmark pension reform legislation adopted in Pennsylvania. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level.

Griffith is active in her community and has co-chaired The Baldwin School Golf Outing to raise funds for girls’ athletics programs.

She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Our Board has determined that Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations and politics and years of experience working with companies in both the private and public sectors.

Mr. Richard Levychin, Director

Richard Levychin, CPA, CGMA, 62, was appointed as a director on July [  ], 2021, concurrent with the completion of our IPO. Mr. Levychin s a Partner in Galleros Robinson’s Commercial Audit and Assurance practice where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 25 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals.

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Mr. Levychin has written articles on a wide range of topics, which have been featured in several periodicals including Dollars and Sense, New York Enterprise Report, Black Enterprise Magazine, Forbes, Business Insider, and The Network Journal. He has also conducted seminars on a wide range of business topics including SEC matters and taxation for several organizations including the Black Enterprise Entrepreneurs Conference, the Entrepreneurs’ Organization (New York chapter) and the Learning Annex.

Mr. Levychin is a member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Richard was a founding member of the AICPA’s National Diversity and Inclusion Commission. Richard is a member and a former board member of the New York Chapter of the Entrepreneurs’ Organization (“EO”), a dynamic, global network of more than 14,000 business owners in over 50 countries.

In 2018 Mr. Levychin was a recipient of the 5 Chamber Alliance MWBE Award from the Manhattan Chamber of Commerce. In 2016 Richard was presented with the 2016 Arthur Ashe Leadership Award. In 2015 Richard was presented by his alma mater Baruch College with the Baruch College Alumni Association’s “Alumni Leadership Award for Business”. In 2013 Richard received the title of Best Accountant from The New York Enterprise Report. Mr. Levychin is a past winner of The Network Journal’s prestigious “40 Under 40” award.

He is a graduate of Baruch College, where he received a Bachelors in Business Administration Degree (Accounting).

Our Board has determined that Mr. Levychin is well suited to serve on our Board due to his decades of experience as the managing partner of a PCAOB certified independent registered accounting firm, which included decades of expertise with SEC filings and initial public offerings.

Richard Wong, Chief Financial Officer

Mr. Wong, who works full time for the Company, has over 25 years of experience in both start-up and public companies in the consumer goods, agricultural goods, manufacturing, and forest industries. Prior to joining the Company in 2018, he was a partner in First Choice Capital Advisors from 2008-2016 and a partner in Lighthouse Advisors Ltd. from 2016-2018. Mr. Wong has also served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., and was the Director of Finance and CFO of SUGOI Performance Apparel and had served positions at Canfor, Canadian Pacific & other Fortune 1000 companies. Mr. Wong is a Chartered Professional Accountant, and a member since 1999. Mr. Wong has a Diploma in Technology and Financial Management from the British Columbia Institute of Technology.

Troy McClellan, Vice President, Design and Construction

Mr. McClellan, who works full time for the Company, has focused on innovative design and construction technologies throughout his career. Most recently, he was V.P. of Design and Development at WIGU City from 2015-2018, at which time he joined the Company. Mr. McClellan was the VP Design and Development of MGM Macau. Previously, he was a Project Manager at Wynn Design & Development and a Design Manager at Universal Studios (Japan). Mr. McClellan is a registered professional architect and received his Master’s Degree in Architecture from Montana State University.

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Dr. Laila Benkrima, Chief Scientist

Dr. Benkrima, who consults part-time for the Company, holds a PhD from the University of Paris in horticulture with a specialization in tissue culture and the hybridization and selection of plant varietals. Her employment history includes Inflazyme Pharmaceuticals, the University of British Columbia, and Celex Laboratory.

Mauro Penella, President AgriForce Brands

Mr. Pennella is a consumer products veteran with more than 30 years of experience in the consumer-packaged goods industry. From May 2018 until January 2021, he was Chief Growth & Sustainability Officer at McCain Foods, a Canadian multinational frozen food company. In that role, he was responsible for global marketing, sales, research and development (R&D) and sustainability. From October 2014 to April 2018, Mr. Pennella served as the President, International of Combe Incorporated, a personal care products company where he oversaw the international division, R&D and the internal advertising agency. He was also a member of the Executive Committee at Combe Incorporated, where he was responsible for the P&L—overseeing eight subsidiaries with more than 100 employees around the world. Prior to that, Mr. Pennella led the Retail and International businesses at Conagra’s Lamb Weston division and developed his career at Diageo and Procter & Gamble. Mr. Pennella received a Master of Business from Audencia, a premier European business school, as well as an M.A.B.A. in Marketing and Finance from The Ohio State University Fisher College of Business.

Our philosophy as to the structure of our management team is a follows:

Employee Title	Description of Employee Duties and Responsibilities

Chief Executive Officer (Ingo Mueller)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and he has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Chief Financial Officer (Richard Wong)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

President AgriFORCE Solutions & Vice-President of Design & Construction (Troy McClellan)	Reporting to the CEO, the President AgriFORCE Solutions Division & Vice President, Design and Construction AgriFORCE is responsible for establishing, implementing and enforcing of all aspects and activities of the Design and Construction group. Responsibilities will include; supporting and partnering with other executives and stakeholders to develop and implement a comprehensive development strategy to build the Company’s facilities master plan both nationally and internationally, ensuring innovative, intelligently constructible LEED objective facilities, utilizing construction standardization and efficiency, ensuring best sustainability and HSE practices. The VP Design & Construction will oversee development and coordination of all AgriFORCE facilities, ensuring program and performance optimization, development schedule adherence and budget management based on the Company’s capital investment program; and work closely with other executives to deliver on the Company’s KPI, operational performance and specific programming direction to ensure focused, directed, timely project advancement.

Chief Scientist (Dr. Laila Benkrima)	Dr. Benkrima is responsible for overseeing the research and development of the company’s plant biology, biotechnology, and genetics initiatives. Dr. Benkrima is responsible for planning, development and creative problem solving of various projects from plant micropropagation and functional/medicinal crop cultivation to hydroponics and laboratory design. Her work also involves tissue culture, hybridization of plant varietals in the agricultural, horticultural, nutraceutical, and hydroponic sectors.

President AgriFORCE Brands & Chief Marketing Officer (Mauro Penella)

Reporting to the CEO, the President of AgriFORCE Brands Division and CMO of AgriFORCE is responsible for developing and executing a clearly defined commercial strategy, including branding, competitive positioning and M&A to leverage the AgriFORCE cultivation IP and solutions across multiple agriculture verticals which include foods, plant based proteins, cannabis, plant based nutraceuticals and plant based vaccines; in a manner that supports consistent business growth, robust financial returns and establishes brand equity and awareness to provide consumers and businesses more sustainable and better-quality products and ingredients.

This position is responsible for strategy, planning, organizing, staffing, training and managing all functions to achieve the Company’s objectives of sales, growth, profitability, and visibility while ensuring a consistent marketing message and position consistent with the corporate direction across all of the Company’s brands and or offerings.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.agriforcegs.com.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of six directors, of which all six seats are currently occupied, and all directors will serve until the 2023 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Amy Griffith, Richard Levychin, John Meekison and David Welch are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominations and corporate governance committee, and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.agriforcegs.com.

Audit Committee

The Audit Committee members are currently John Meekison and Amy Griffith, with Richard Levychin as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

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Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently David Welch and Richard Levychin, with Amy Griffith as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently John Meekison, Richard Levychin, with Amy Griffith as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

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Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles but upon retirement of Mr. Nicholson we determined to have Mr. Mueller in both roles.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2020, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

EXECUTIVE COMPENSATION

The following table summarizes compensation of our named executive officers, as of December 31, 2021 and 2020.

Name & Principal Position	Year	Salary	Bonus	Share-Based Awards	Option-Based Awards	All Other Compensation	Total Compensation
Ingo W. Mueller,	2021	299,299	282,808	155,668	279,632	14,958	1,032,365
Chief Executive Officer	2020	111,048	-		221,877	84,784	417,709
Richard S. Wong,	2021	237,582	132,070	37,397	186,422	-	593,471
Chief Financial Officer	2020	173,919					173,919
Troy T. McClellan,	2021	206,280	80,774	35,456	167,778	-	490,288
Vice President Design & Construction	2020	149,363			99,261		248,624
Mauro Pennella	2021	128,841	-	55,179	85,693	-	269,713
Chief Marketing Officer, President AgriFORCE Brands	2020	-	-	-	-	-	-

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Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Ingo Mueller

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Ingo Mueller that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Mueller is entitled to an annual base salary of CDN $473,367 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Mueller’s base salary each year. Mr. Mueller shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $468,313 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Mueller to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Mueller will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Mueller as of the effective date of this agreement, will be approximately 172,000 to be vested over 3 years. Mr. Mueller received a signing bonus in cash of $68,750

Pursuant to the employment, regardless of the manner in which Mueller’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Mueller, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Mueller automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Richard Wong

Effective August 1, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Richard Wong that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Wong is entitled to an annual base salary of CDN $339,406 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Wong’s base salary each year. Mr. Wong shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $112,505 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Wong to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Wong will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Wong as of the effective date of this agreement, will be approximately 114,000 to be vested over 3 years.

Pursuant to the employment, regardless of the manner in which Wong’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Wong, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Wong automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Troy McClellan

Effective July 22, 2021, the Board of Directors of AgriForce Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Troy McClellan that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, with a title of “President, AgriForce Solutions”. Under the terms of this agreement, Mr. McClellan is entitled to an annual base salary of CDN $300,000 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. McClellan’s base salary each year. Mr. McClellan shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $100,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. McClellan to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which McClellan’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. McClellan, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. McClellan automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Mauro Penella

On July 15, 2021, the Company entered into an employment agreement with Mr. Pennella that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement. Under the terms of this agreement, Mr. Pennella is entitled to an annual base salary of CDN$350,000 beginning on July 15, 2021, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Pennella’s base salary each year. Mr. Pennella shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $150,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Pennella to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of up to 100% of base salary; based on performance targets established by the Board from time to time at the sole discretion of the Board and as determined by the Compensation Committee once established or otherwise by the Board commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which Pennella’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Pennella, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Pennella automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Outstanding Equity Awards at December 31, 2021

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Ingo W. Mueller	114,266	-	-	3.50	30-Jun-26
Ingo W. Mueller	38,505	53,904	-	7.00	31-May-26
Richard S. Wong	36,084	-	-	3.50	30-Jun-26
Richard S. Wong	25,670	35,936	-	7.00	31-May-26
Troy T. McClellan	25,559	-	-	3.50	30-Jun-26
Troy T. McClellan	23,100	32,345	-	7.00	31-May-26
Mauro Pennella	18,480	36,965	-	7.00	31-May-26

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2021 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name	Year	Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Don Nicholson (retired)	2021	36,861	-	94,132	-	-	-	130,993
	2020	50,000	-	23,936-	-	-	-	73,936

Amy Griffith	2021	17,831	-	125,921	-	-	-	143,752
	2020	-	-	-	-	-	-	-

Richard Levychin	2021	23,775	-	125,921	-	-	-	149,696
	2020	-	-	-	-	-	-

John Meekison	2021	28,715	5,084	94,132	-	-	-	127,931
	2020	30,000	-	7,181	-	-	-	37,181

David Welch	2021	13,568	14,908	94,132	-	-	-	122,608
	2020	4,375	15,625	7,181	-	-	-	27,181

Stock Option Plan

The Company adopted a stock option plan originally on December 12, 2018 (the “Option Plan”), as amended, under which the committee of the Board (the “Committee”) may from time to time in its discretion, grant to directors, officers, employees and consultants of the Company non-transferable options to purchase common shares (“Options”). As of the date of this Prospectus, the Company has 641,730 Options outstanding. The Option Plan was approved by the shareholders of the Company on June 10, 2019.

The principal purpose of the Option Plan is to advance the interests of the Company by encouraging the directors, employees and consultants of the Company and of its subsidiaries or affiliates, if any, by providing them with the opportunity, through options, to acquire Shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

The Plan will be administered by the Compensation Committee of our Board of Directors, once established, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”).

Eligibility

Any officer, director, employee or consultant of the Company or its wholly-owned subsidiaries (each as described in the Option Plan and each, an “Eligible Person”) is eligible to receive Options under the Option Plan. The Committee has full and final authority to determine the Eligible Persons who are granted Options under the Option Plan and the number of Shares subject to each Option.

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Shares Subject to Option Plan

The maximum number of Shares which may be available for issuance under the Option will not exceed 15% of the total number of Shares issued and outstanding from time to time. The Option Plan is an “evergreen plan” and accordingly, any issuance of Shares from treasury, including the issuances of Shares in respect of which Options are exercised, and any expired or cancelled Options, shall automatically replenish the number of Shares issuable under the Option Plan.

The maximum number of Shares which may be issued or reserved for issuance to any one Person (as described in the Option Plan), and companies wholly-owned by that Person, under the Option Plan within any 12-month period shall not exceed 5% of the issued and outstanding Shares, calculated on the date an Option is granted to such Person.

Limits with Respect to Consultants and Employees or Consultants engaged in Investor Relations Activities

The maximum number of Options which may be granted to any one consultant under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated at the date an Option is granted to such consultant (on a non-diluted basis).

The maximum number of Options which may be granted to employees or consultants engaged in investor relations activities under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated on the date an Option is granted to any such investor relations person (on a non-diluted basis).

Exercise of Options

The exercise price of Options issued may not be less than the “Market Value” (as described in the Option Plan) of the Shares at the time the Option is granted. In addition, the exercise price will not be lower than as permitted by applicable stock exchange policies.

Subject to the provisions of the Option Plan and the particular Option, an Option may be exercised, in whole or in part, by delivering a written notice of exercise to the Company along with payment in cash or certified cheque for the full amount of the exercise price of the Shares then being purchased.

Term and Expiry Date

The period within which Options may be exercised and the number of Options which may be exercised in any such period are determined by the Committee at the time of granting the Options provided, however, that the maximum term of any Options awarded under the Option Plan is ten (10) years. The term and expiry date of any Options granted to a Ten Percent Shareholder Participant (as defined in the Option Plan) shall not exceed five (5) years from the date of grant.

Vesting

All Options granted pursuant to the Option Plan will be subject to the vesting requirements imposed by the Board at the time of grant of the Options.

Termination of Options

An optionee who ceases to be an Eligible Person for any reason, other than as a result of having been dismissed for cause or as a result of the optionee’s death, may exercise any vested and unexpired Options held by such optionee for a period of 30 days from the date of cessation (or until the normal expiry date of the Option rights of such optionee, if earlier), unless otherwise determined by the Committee and expressly provided for in the certificate representing the Options.

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In the event of a death of the optionee during the currency of the optionee’s Options, any Options theretofore granted to the optionee are exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one (1) year after the date of death of such optionee and the expiry date of the Options.

If an optionee ceases to be an Eligible Person as a result of having been dismissed for cause, all unexercised Options of that optionee under the Option Plan shall immediately become terminated and shall lapse.

In the event of terminated by the Company by reason of disability of an optionee, any Options held by such optionee shall be exercisable by such optionee or by the personal representative on or before the date which is the earlier of one year following the date of disability and the expiry date of options.

Non-Assignability and Non-Transferability

Options granted under the Option Plan will be non-assignable and non-transferable by an optionee other than pursuant to a will or by the laws of descent and distribution, and such Option shall be exercisable, during an optionee’s lifetime, only by the optionee.

Adjustments in Shares Subject to Option Plan

The Option Plan contains provisions for the treatment of Options in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or Shares of the Company. The Options granted under the Option Plan may contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of Shares covered by such Options and in the exercise price in the event of such change.

The following table provides information with respect to options outstanding under our Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	641,730	$5.84	929,630
Equity compensation plans not approved by security holders	-	-	-
Total	641,730	$5.84	929,630

Non-Employee Director Remuneration Policy

Upon a Nasdaq listing, the directors’ compensation will be set at $30,000 each, which includes all committee participation, while the chairman of the Board and the chair of the Audit Committee will receive $40,000 each. It is anticipated that these payments will all be made in cash.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. We do not report on this compliance.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Amy Griffith, John Meekison and Richard Levychin, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.agriforcegs.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2021) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 20201the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Registration Statement on Form S-1, as amended for the fiscal year ended December 31, 2020 for filing with the SEC.

THE AUDIT COMMITTEE:

Richard Levychin (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

At present, we have appointed three independent directors to the Nominating and Corporate Governance Committee. As a result, our Chief Financial Officer, Richard Wong, must present information regarding a proposed related-party transaction to the Nominating and Corporate Governance Committee. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Wong must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

As of December 31, 2021, $47,461 (December 31, 2020 - $3,223) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

During the year ended December 31, 2021 and 2020, the Company incurred $66,246 and $38,395, respectively, to our U.S. general counsel firm, D R Welch against legal services, a corporation controlled by a director of the Company. An aggregate of 13,158 shares (62,500 shares before the Reverse Split) were issued to David Welch as part of the payment.

During the year ended December 31, 2021 and December 31, 2020, the Company paid $Nil and $8,862, respectively, for consulting services to 0902550 BC Ltd. where Don Nicholson is the principal consultant.

On May 1, 2019, the Company entered into a 12 months consulting agreement with Arni Johannson to provide Investor Relations services for a monthly fee of CAD 10,000. As of December 31, 2020, the Company owed $nil pursuant to the said agreement.

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PROPOSAL NO. 1

THE ELECTION OF FIVE DIRECTORS

General

In accordance with our articles, our Board of Directors has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2022 annual meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting. As the Company has grown, the Board determined in connection with the completion of our IPO to have a total of five directors as set forth below to have a full complement of independent directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

Management’s Director Nominees

The following table sets forth the nominees for the directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2022 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since
Ingo W. Mueller	57	Director, Chief Executive Officer	December 2017

William J. Meekison	57	Director, Audit Committee and Compensation Committee	June 2019

David Welch	40	Director, Audit Committee and Nominations and Corporate Governance Committee	June 2019

Amy Griffith	50	Director, Chair, Compensation Committee, Chair Nominations and Corporate Governance Committee, Audit Committee	July 2021

Richard Levychin	63	Director, Audit Committee Chair, Nominations and Corporate Governance Committee, Compensation Committee	July 2021

All directors bios are as set forth above under Management.

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2022 and has further directed that the selection of Marcum be submitted to a vote of shareholders at the Annual Meeting for ratification. Marcum has been the Company’s auditor since 2020.

If the appointment of Marcum is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

Representatives of Marcum are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Aggregate fees billed to us by Marcum LLP, the Company’s principal independent accountants, during the last two fiscal years were as follows:

	December 31, 2021	December 31, 2020
Audit Fees	$126,000	$97,850
Audit – Related Fees	83,954	41,200
Tax Fees	-	-
All other Fees	-	-
	$209,954	$139,050

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of services by our independent auditors that, including accounting consultations on transaction related matters including work related to our S-1 fillings, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

During the years ended December 31, 2021 and 2020, Marcum LLP did not incur fees for any other professional services.

All services provided by the Company’s independent auditor were approved by the Company’s Audit Committee.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL NO. 3 – APPROVAL OF PSU PLAN

On August 26, 2022 the Board concluded that in order to enhance flexibility in connection with security-based compensation arrangements the Company should adopt a Performance Share Unit Plan (the “PSU Plan”). The addition of this type of long-term incentive was made to ensure alignment with the Company’s evolving compensation objectives and, should shareholders approve the PSU Plan, it will provide compensation that is conditional on the achievement of predetermined performance criteria.

The aggregate maximum number of Common Shares reserved for issuance from treasury under the PSU Plan, subject to adjustment in accordance with the PSU Plan, will not exceed 3,515,103 Common Shares. The maximum aggregate number of Common Shares which may be reserved for issuance to any one Participant under the PSU Plan together with all of the Company’s other previously established or proposed share compensation arrangements will not exceed 20% of the issued and outstanding Common Shares on the grant date (on a non-diluted basis).

A summary of the material terms of the PSU Plan is set out below. Capitalized terms used but not defined in this section of the Information Circular shall have the meanings ascribed thereto in the PSU Plan, which is attached as Schedule “B” to this Information Circular.

Summary of the PSU Plan

Purpose - The PSU Plan provides for the granting of performance share unit awards (“PSUs) for services rendered and the settlement of such PSUs through the issuance of Common Shares from treasury or the payment of cash, for the purpose of advancing the interests of the Company and its shareholders through the motivation, attraction and retention of employees, officers and Eligible Consultants and the alignment of their interest with the interest of the Company’s shareholders.

Administration – The PSU Plan will be administered by the Company’s Compensation Committee, which will be responsible for establishing the performance conditions or measures for the grant of PSUs to Participants, including the entitlement Date.

Eligible Participants - The Compensation Committee will from time to time determine the Participants who may participate in the Plan and will, from time to time, determine the Participants to whom PSUs will be granted and the provisions, performance conditions and restrictions with respect to such grant(s), all such determinations to be made in accordance with the terms and conditions of the Plan, and the Committee may take into consideration the present and potential contributions of and the services rendered by the particular Participant to the success of the Company and any other factors which the Compensation Committee deems appropriate and relevant.

Maximum number of Common Shares - The aggregate maximum number of Common Shares reserved for issuance from treasury under the PSU Plan, subject to adjustment in accordance with the PSU Plan, will not exceed 3,515,103 Common Shares. The maximum aggregate number of Common Shares:

(a)	which may be reserved for issuance to any one Participant under the PSU Plan together with all of the Company’s other previously established or proposed share compensation arrangements will not exceed 10% of the issued and outstanding Common Shares on the grant date (on a non-diluted basis);

(b)	which may be issuable to Insiders under the PSU Plan together with all of the Company’s other previously established or proposed share compensation arrangements will not exceed 20% of the Common Shares issued and outstanding on the grant date (on a non-diluted basis); and

(c)	which may be issued to Insiders under the PSU Plan together with all of the Company’s other previously established or proposed share compensation arrangements within a twelve-month period will not exceed 20% of the issued and outstanding Common Shares at the time of issuance (on a non-diluted basis).

Settlement of PSUs - The Company will satisfy its payment obligation, net of any applicable taxes and other source deductions required by law to be withheld by the Company (or any of its affiliates), for the settlement of PSUs by either:

(a)	the issuance of Common Shares to the Participant in an amount equal to the number of PSUs being settled, or

(b)	a payment in cash to the Participant equal to the Market Price of a Common Share on the Entitlement Date multiplied by the number of Performance Share Units being settled,

in each case (in the case of PSUs that are subject to performance conditions or measures) multiplied by the Achieved Performance Ratio, being the percentage, ranging from 0% to 200% (or within such other range as the Board may determine from time to time), quantifying the performance achievement realized on an Entitlement Date determined in accordance with the performance conditions or measures and other terms outlined in the grant letter evidencing such PSU award.

Termination Provisions - In the event of the Termination with cause of a Participant prior to the Entitlement Date, any PSUs held by the Participant will immediately terminate and be of no further force or effect, provided that the HR & Compensation Committee has the absolute discretion to waive such termination. In the event of the Termination without cause of a Participant prior to the Entitlement Date, the Participant’s Entitlement Date will be accelerated on a pro-rata basis calculated on the actual performance achievement realized at the time of Termination.

Retirement Provisions - In the event of Retirement of the Participant, the Participant’s Entitlement Date will not be altered. In the event of Early Retirement of the Participant, the Participant’s Entitlement Date will be accelerated on a pro-rata basis calculated by dividing the number of months that have elapsed between the applicable grant date and the Retirement Date by the total number of months between the Grant Date and the Entitlement Date.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S PSU PLAN

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PROPOSAL NO. 4 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, AgriFORCE Growing Systems, Ltd. at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, we will provide without charge to each person requesting a copy of our Prospectus on Form 424(b) in lieu of a 2020 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our Final Prospectus on Form 424(b) in lieu of a 2020 Annual Report, and Quarterly Report for the quarter ended June 30, 2021, are available on our Internet website at www.agriforcegs.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ingo Mueller
Ingo Mueller
Chairman of the Board of Directors

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Annex I

Performance Stock Unit Plan

AgriFORCE Growing Systems Ltd.

OCTOBER ●, 2022

PERFORMANCE SHARE UNIT PLAN

Article One
DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions: For purposes of this Performance Share Unit Plan, unless such word or term is otherwise defined herein or the context in which such word or term is used herein otherwise requires, the following words and terms with the initial letter or letters thereof capitalized will have the following meanings:

(a) “Act” means the Business Companies Act (British Columbia) or its successor, as amended from time to time.

(b) “Achieved Performance Ratio” means, for any Performance Share Unit, the percentage, ranging from 0% to 200% (or within such other range as the Board may determine from time to time), quantifying the performance achievement realized on an Entitlement Date determined in accordance with the performance conditions or measures and other terms outlined in the Performance Share Unit grant letter evidencing such Performance Share Unit;

(c) “Affiliate” means any Company that is an affiliate of the Company as defined in National Instrument 45-106 – Prospectus and Registration Exemptions, as may be amended from time to time;

(d) “Associate” with any person or Company is as defined in the Securities Act.

(e) “Board” means the Board of Directors of the Company;

(f) “Change of Control” means the occurrence of any one or more of the following events:

(i)	a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company or any of its Affiliates and another Company or other entity, as a result of which the holders of Common Shares prior to the completion of the transaction hold less than 50% of the outstanding shares of the successor Company after completion of the transaction;

(ii)	the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the assets, rights or properties of the Company and its subsidiaries on a consolidated basis to any other person or entity, other than transactions among the Company and its subsidiaries;

(iii)	a resolution is adopted to wind-up, dissolve or liquidate the Company;

(iv)	any person, entity or group of persons or entities acting jointly or in concert (an “Acquiror”) acquires, or acquires control (including, without limitation, the right to vote or direct the voting) of, Voting Securities of the Company which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror controls, would entitle the Acquiror and/or Associates and/or Affiliates of the Acquiror, to cast or to direct the casting of 50% or more of the votes attached to all of the Company’s outstanding Voting Securities which may be cast to elect directors of the Company or the successor Company (regardless of whether a meeting has been called to elect directors); or

(v)	as a result of or in connection with: (A) a contested election of directors; or (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Company or any of its Affiliates and another Company or other entity (a “Transaction”), fewer than 50% of the directors of the Company or the successor Company are persons who were directors of the Company immediately prior to the Transaction.

(g) “Committee” means the Directors or if the Directors so determine in accordance with Section 2.03 of the Performance Share Unit Plan, the committee of the Directors authorized to administer the Performance Share Unit Plan which may include any compensation committee of the Directors;

(h) “Common Shares” shall mean the common shares in the capital of the Company;

(i) “Company” means AgriFORCE Growing Systems Ltd., a Company existing under the Act;

(j) “Deferred Payment Date” for a Participant means the date after the Performance Period which is the earlier of (i) the date to which the Participant has elected to defer receipt of Performance Shares in accordance with Section 3.04 of this Performance Share Unit Plan; and (ii) the Participant’s Termination or Retirement Date;

(k) “Designated Affiliate” means the subsidiaries of the Company designated by the Committee for purposes of the Performance Share Unit Plan from time to time;

(l) “Directors” means the board of directors of the Company from time to time;

(m) “Eligible Employees” means senior level employees, including officers, whether Directors or not of the Company or any Designated Affiliate of the Company;

(n) “Entitlement Date” means the date as determined by the Board in its sole discretion in accordance with the Plan, provided, in the case of Participants who are liable to taxation under the provisions of the Income Tax Act (Canada) in respect of amounts payable under this Plan, that such date, or amendment of such date as contemplated by Section 3.04 of this Plan, will not be later than December 31 of the third calendar year following the calendar year in which the services were performed in respect of the corresponding Performance Share Unit Award or such later date as may be permitted under paragraph (k) the definition of “salary deferral arrangement” in subsection 248(1) of the Income Tax Act (Canada) as amended from time to time, or other applicable provisions thereof, so as to ensure that the Plan is not considered to be a “salary deferral arrangement” for purposes of the Income Tax Act (Canada);

(o) “Grant Date” means the date that a Performance Share Unit Award is granted to a Participant under this Plan, as evidenced by the register or registers maintained by the Company for Performance Share Unit Awards;

(p) “Insider” has the meaning ascribed thereto in the Securities and Exchange Act B.E. 2535 (1992);

(q) “Market Price” means the volume weighted average trading price of the Common Shares on NASDAQ for the five trading days ending on the last trading date immediately before the date on which the Market Price is determined. In the event that the Common Shares are not then listed and posted for trading on NASDAQ, the Market Price will be the fair market value of such Common Shares as determined by the Board in its sole discretion;

(r) “NASDAQ” means the NASDAQ exchange;

(s) “NASDAQ Policies” means the policies included in the NASDAQ listing requirements and “NASDAQ Policy” means any one of them;

(t) “Participant” means each Eligible Director, Eligible Consultant, and Eligible Employee to whom Performance Share Units are granted;

(u) “Performance Share Unit” means a unit credited by means of an entry on the books of the Company to a Participant, representing the right to receive on the Participant’s Entitlement Date either, in the absolute discretion of the Board, (i) subject to the Required Shareholder Approval being obtained, such number of Common Shares from treasury as determined in accordance with Section 2.07(i) and Article Three, or (ii) a cash payment equal to the then Market Price of a Common Share (subject to adjustments), and in each case, if applicable, multiplied by, the Achieved Performance Ratio;

(v) “Performance Share Unit Award” means an award of Performance Share Units under this Plan to a Participant;

(w) “Plan” means the Company’s Performance Share Unit Plan, as same may be amended from time to time;

(x) “Retirement” in respect of a Participant means the Participant ceasing to be an Eligible Employee, Eligible Director or Eligible Consultant after attaining a stipulated age in accordance with the Company’s normal retirement policy or earlier with the Company’s consent;

(y) “Retirement Date” means the date that a Participant ceases to be an Eligible Employee, Eligible Director or Eligible Consultant due to the Retirement of the Participant;

(z) “Required Shareholder Approval” means the approval of this Plan by the shareholders of the Company, as may be required by NASDAQ or any other Stock Exchange on which the Common Shares are listed, as a plan allowing for the issuance of Common Shares from treasury to satisfy Performance Share Units on an applicable Entitlement Date;

(aa) “Securities Act” means the Securities Act (British Columbia) or its successor, as amended from time to time;

(bb) “Stock Exchange” means, the NASDAQ exchange or, if the Common Shares are not listed on the NASDAQ exchange, the principal stock exchange on which the Common Shares are listed as determined by the Board;

(cc) “Subsidiary” has the meaning set out in the Act;

(dd) “Termination” means: (i) in the case of an Eligible Employee, the termination of the employment of the Eligible Employee with or without cause by the Company or a Designated Affiliate or cessation of employment of the Eligible Employee with the Company or a Designated Affiliate as a result of resignation or otherwise other than the Retirement of the Eligible Employee; (ii) in the case of an Eligible Director, the removal of or failure to re-elect the Eligible Director as a director of the Company or a Designated Affiliate; (iii) in the case of an Eligible Consultant, the termination of the services of the Eligible Consultant by the Company or a Designated Affiliate;

(ee) “Trading Day” means a day on which the Stock Exchange is open for trading and on which the Common Shares have not been halted; and

(ff) “Voting Securities” means Common Shares and any other shares entitled to vote for the election of Directors and will include any securities, whether or not issued by the Company, which are not shares entitled to vote for the election of Directors but are convertible into or exchangeable for shares which are entitled to vote for the election of Directors including any options or rights to purchase such shares or securities

Section 1.02 Headings:

The headings of all articles, sections, and paragraphs in the Plan are inserted for convenience of reference only and will not affect the construction or interpretation of the Plan.

Section 1.03 Context, Construction:

Whenever the singular or masculine are used in the Plan, the same will be construed as being the plural or feminine or neuter or vice versa where the context so requires.

Section 1.04 References to this Performance Share Unit Plan:

The words “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions mean or refer to the Plan as a whole and not to any particular article, section, paragraph or other part hereof.

Section 1.05 Canadian Funds:

Unless otherwise specifically provided, all references to dollar amounts in the Plan are references to lawful money of Canada.

Article Two
PURPOSE AND ADMINISTRATION OF THE PERFORMANCE SHARE UNIT PLAN

Section 2.01 Purpose of the Performance Share Unit Plan:

This Plan provides for the granting of Performance Share Unit Awards for services rendered, and, subject to the Required Shareholder Approval and at the election of the Board in its sole discretion, the settlement of such Performance Share Unit Awards through the issuance of Common Shares from treasury or the payment of cash, for the purpose of advancing the interests of the Company, its Designated Affiliates and its shareholders through the motivation, attraction and retention of Eligible Employees and the alignment of their interest with the interest of the Company’s shareholders. It is intended that this Plan not be treated as a “salary deferral arrangement” by reason of paragraph (k) of the definition thereof in section 248(1) of the Income Tax Act (Canada).

Section 2.02 Administration of the Performance Share Unit Plan:

The Plan will be administered by the Committee and the Committee will have full authority to administer the Plan including the authority to interpret and construe any provision of the Plan and to adopt, amend and rescind such rules and regulations for administering the Plan as the Committee may deem necessary in order to comply with the requirements of the Plan. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and conclusive and will be binding on the Participants and the Company. No member of the Committee will be personally liable for any action taken or determination or interpretation made in good faith in connection with the Plan and all members of the Committee will, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan. All costs incurred in connection with the Plan will be for the account of the Company.

Section 2.03 Delegation to Committee:

All of the powers exercisable hereunder by the Directors may, to the extent permitted by applicable law and as determined by resolution of the Directors, be exercised by a committee of the Directors comprised of not less than three Directors, including any compensation committee of the Board.

Section 2.04 Record Keeping:

The Company will maintain a register in which will be recorded

(i)	the name and address of each Participant in the Plan, and

(ii)	the number of Performance Share Unit Awards granted to each Participant under the Plan.

Section 2.05 Determination of Participants and Participation:

The Committee will from time to time determine the Participants who may participate in the Plan. The Committee will from time to time determine the Participants to whom Performance Share Unit Awards will be granted and the provisions, performance conditions and restrictions with respect to such grant(s), all such determinations to be made in accordance with the terms and conditions of the Plan, and the Committee may take into consideration the present and potential contributions of and the services rendered by the particular Participant to the success of the Company and any other factors which the Committee deems appropriate and relevant.

Section 2.06 Maximum Number of Common Shares:

The aggregate maximum number of Common Shares reserved for issuance from treasury under the Plan, subject to adjustment pursuant to Section 5.06 will not exceed 3,515,103◆ Common Shares.

The aggregate maximum number of Common Shares reserved for issuance under the Plan will be reduced by that number of Performance Share Units which are issued in accordance with the provisions of the Plan. Any Common Shares subject to a Performance Share Unit which have been granted under the Plan and which have been cancelled or terminated in accordance with the terms of the Plan will again be available under the Plan.

The maximum aggregate number of Common Shares:

(i)	which may be reserved for issuance to any one Participant under the Plan together with all of the Company’s other previously established or proposed share compensation arrangements will not exceed 10% of the issued and outstanding Common Shares on the grant date (on a non-diluted basis);

(ii)	which may be issuable to Insiders under the Plan together with all of the Company’s other previously established or proposed share compensation arrangements will not exceed 20% of the Common Shares issued and outstanding on the grant date (on a non-diluted basis); and

(iii)	which may be issued to Insiders under the Plan together with all of the Company’s other previously established or proposed share compensation arrangements within a twelve month period will not exceed 20% of the issued and outstanding Common Shares at the time of issuance (on a non-diluted basis).

Section 2.07 The Company will satisfy its payment obligation, net of any applicable taxes and other source deductions required by law to be withheld by the Company (or any of its affiliates), for the settlement of Performance Share Units by either:

(i)	the issuance of Common Shares to the Participant in an amount equal to the number of Performance Share Units being settled, or

(ii)	a payment in cash to the Participant equal to the Market Price of a Common Share on the Entitlement Date multiplied by the number of Performance Share Units being settled,

in each case (in the case of Performance Share Units that are subject to performance conditions or measures) multiplied by the Achieved Performance Ratio.

Article Three
PERFORMANCE SHARE UNIT PLAN

Section 3.01 Performance Share Unit Plan:

The Plan is hereby established for the Participants.

Section 3.02 Participants:

Subject to Section 2.06 the Committee will have the right, in its sole and absolute discretion, to grant Performance Share Unit Awards to any Participant, subject to the Plan and with such provisions, performance conditions and restrictions as the Committee may determine. The number of Performance Share Units awarded will be credited to the Participant’s account, effective as of the Grant Date. Each Performance Share Unit vests on its Entitlement Date, as determined by the Board, provided that the Committee will have discretion to amend the Entitlement Date after such grant. The Committee will establish criteria for the grant of Performance Share Units to Participants.

Section 3.03 Performance Share Unit Grant Letter:

Each Performance Share Unit granted under the Plan will be evidenced by a grant letter to the Participant from the Company. Such Performance Share Unit grant letter will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Performance Share Unit grant letter. The provisions of the various Performance Share Unit grant letters issued under the Plan need not be identical. To the extent that there is any inconsistency between the Plan and the Performance Share Unit grant letter or any other communications, the Plan will prevail.

Section 3.04 Entitlement Date:

Upon the grant of Performance Share Units to a Participant, the Committee will determine the Entitlement Date applicable to such Performance Share Units. For the avoidance of doubt, except as otherwise set forth in Article Three, a Participant will have no right or entitlement whatsoever to receive Common Shares or any cash payment until the Entitlement Date. Except as otherwise set forth in Article Three, a Performance Share Unit Award granted to a Participant will entitle the Participant, subject to the satisfaction of any conditions, performance conditions or measures, restrictions or limitations imposed under this Plan or the applicable Performance Share Unit grant letter, to receive on the Participant’s Entitlement Date or the Deferred Payment Date, as the case may be, a payment in Common Shares or cash as contemplated in Section 2.07 and as set forth in the applicable Performance Share Unit grant letter as provided for in Section 3.03.

Section 3.05 Payment of Dividends:

Subject to the absolute discretion of the Board, the Board may elect to credit each Participant with additional Performance Share Units as a bonus in the event any dividend is paid on Common Shares. In such case, the number of additional Performance Share Units will be equal to the aggregate amount of dividends that would have been paid to the Participant if the Performance Share Units in the Participant’s account had been Common Shares divided by the Market Price of a Common Share on the date on which dividends were paid by the Company.

The additional Performance Share Units will vest on the Participant’s Entitlement Date for the particular Performance Share Unit Award (and will be subject to the same terms) to which the additional Performance Share Units relate.

Section 3.06 Death or Disability of Participant:

Unless the Board determines otherwise, a Participant’s Entitlement Date will be accelerated as follows:

(i)	in the event of the death of the Participant, the Participant’s Entitlement Date will be the date of death; and

(ii)	in the event of the total disability of the Participant, the Participant’s Entitlement Date will be the date which is 60 days following the date on which the Participant becomes totally disabled.

In the event the Participant’s Entitlement Date is accelerated as a result of the death or total disability of the Participant in accordance with this Section 3.06, in the case of Performance Share Units that are subject to performance conditions or measures, unless the Board determines otherwise, the Achieved Performance Ratio will be calculated assuming 100% performance achievement during such measurement period.

Section 3.07 Retirement or Termination Prior to Entitlement Date:

In the event of the Retirement or Termination of a Participant prior to the Entitlement Date, any Performance Share Units held by the Participant will immediately terminate and be of no further force or effect, provided that the Committee has the absolute discretion to waive such termination.

Section 3.08 Change of Control:

In the event of a Change of Control and if, at the time of the Change of Control:

(i)	the Participant is an Eligible Employee and, within 12 months of such Change of Control, the Company terminates the employment or services of said Participant/Eligible Employee for any reason other than just cause or any “triggering event” occurs (as defined in the employment agreement or other contractual arrangement in place between the Participant/Eligible Employee and the Company) (the “Triggering Event”), then on the date of such Triggering Event (the “Early Measurement Date”), the Performance Share Units outstanding and held by the Participant will immediately vest in an amount equal to the product obtained by multiplying (i) the total number of Common Shares otherwise issuable pursuant to such Performance Share Unit Award or the full value of such Performance Share Unit Award (as determined in the absolute discretion of the Board) and (ii) the Applicable Pro-Ration Factor. For purposes of this Section 3.08, with respect to any Performance Share Unit Award covered by this Section 3.08, “Applicable Pro-Ration Factor” will mean the quotient obtained by dividing the number of days that have elapsed since the applicable Grant Date for a Performance Share Unit Award through and including the Early Measurement Date by the total number of days between the Grant Date and the Entitlement Date; or

(ii)	the Participant is not an Eligible Employee of the Company, then all Performance Share Units outstanding and held by the Participant will immediately vest.

In the event the Participant’s Entitlement Date is accelerated in the circumstances contemplated in this Section 3.08, in the case of Performance Share Units that are subject to performance conditions or measures, the Achieved Performance Ratio will be calculated assuming [200%] performance achievement during such measurement period.

Section 3.09 Term of the Performance Share Unit Plan:

The Plan will be subject to the Required Shareholder approval and any required Stock Exchange approvals. The Plan will become effective on the later of the dates on which the Required Shareholder Approval and any required Stock Exchange approvals are obtained. The Plan will remain in effect until it is terminated by the Board.

Article Four
WITHHOLDING TAXES

Section 4.01 Withholding Taxes:

The Company or any Designated Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Company or any Designated Affiliate of the Company is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Common Share including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of Common Shares to be issued under the Plan, until such time as the Participant has paid the Company or any Designated Affiliate of the Company for any amount which the Company or Designated Affiliate of the Company is required to withhold with respect to such taxes or other amounts.

Without limitation to the foregoing, the Committee may adopt administrative rules under the Plan which provide for the sale of Common Shares (or a portion thereof) in the market upon the issuance of such Common Shares under the provisions of the Plan to satisfy withholding obligations under the Plan.

Article Five
GENERAL

Section 5.01 Amendment of Performance Share Unit Plan:

The Committee may from time to time in the absolute discretion of the Committee amend, modify and change the provisions of the Plan (including any grant letters) without shareholder approval, including, without limitation,

(a)	amendments of a housekeeping nature, and

(b)	changes to the Entitlement Date of any Performance Share Units.

Section 5.02 Any amendments, modifications or changes to the provisions of the Plan (including any grant letters) which would:

(i)	materially increase the benefits under the Plan,

(ii)	modify Section 5.04,

(iii)	increase the number of Common Shares which may be issued pursuant to the Plan, other than by virtue of Section 5.06 and Section 5.07 of the Plan,

(iv)	materially modify the requirements as to eligibility for participation in the Plan, or

(v)	make any amendment to this Section 5.02 so as to increase the ability of the Board to amend the Plan without shareholder approval,

will only be effective upon such amendment, modification or change being approved by the shareholders of the Company, if required, by NASDAQ and any other Stock Exchange or regulatory authority having jurisdiction over the securities of the Company. Any amendment, modification or change of any provision of the Plan will be subject to approval, if required, by any regulatory authority having jurisdiction over the securities of the Company.

The Board may discontinue the Plan at any time without first obtaining shareholder approval, provided that, without the consent of a Participant, such discontinuance may not in any manner adversely affect the Participant’s rights under any Performance Share Unit granted under the Plan.

Any amendment of this Plan will be such that this Plan will not be considered a “salary deferral arrangement” as defined in subsection 248(1) of Income Tax Act (Canada) or any successor provision thereto as amended from time to time, or other applicable provisions thereof, by reason of this Plan continuously meeting the requirements under the exception in paragraph (k) of that definition. Notwithstanding the foregoing, the Company will obtain requisite Stock Exchange and shareholder approval in respect of amendments to this Plan, to the extent such approvals are required by any applicable laws or regulations.

Section 5.03 Non-Assignable:

Except as otherwise may be expressly provided for under this Plan or pursuant to a will or by the laws of descent and distribution, no Performance Share Unit and no other right or interest of a Participant is assignable or transferable.

Section 5.04 Rights as a Shareholder:

No holder of any Performance Share Units will have any rights as a shareholder of the Company prior to the Entitlement Date. Subject to Section 3.05, no holder of any Performance Share Units will be entitled to receive, and no adjustment will be made for, any dividends, distributions or any other rights declared for shareholders of the Company for which the record date is prior to the Entitlement Date. The Company will not contribute any amounts to a third party or otherwise set aside any amounts to fund its obligations under this Plan.

Section 5.05 No Contract of Employment:

Nothing contained in the Plan will confer or be deemed to confer upon any Participant the right to continue in the employment of, or to provide services to, the Company or any Designated Affiliate nor interfere or be deemed to interfere in any way with any right of the Company or any Designated Affiliate to discharge any Participant at any time for any reason whatsoever, with or without cause. Participation in the Plan by a Participant will be voluntary.

Section 5.06 Adjustment in Number of Common Shares Subject to the Performance Share Unit Plan:

In the event there is any change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision, acquisition, reclassification or otherwise, an appropriate adjustment will be made by the Committee in:

(i)	the number of Common Shares available under the Plan; and

(ii)	the number of Common Shares subject to any Performance Share Units.

If the foregoing adjustment will result in a fractional Common Share, the fraction will be disregarded. All such adjustments will be conclusive, final and binding for all purposes of the Plan.

Section 5.07 Take-over Bid:

In the event that the Company becomes the subject of a take-over bid pursuant to which 100% of the issued and outstanding Common Shares are acquired by the offeror either directly or as a result of the compulsory acquisition provisions of the incorporating statute, and where consideration is paid in whole or in part in equity securities of the offeror, the Committee may send notice to all holders of Performance Share Units requiring them to surrender their Performance Share Units within ten days of the mailing of such notice, and the holders of Performance Share Units will be deemed to have surrendered such Performance Share Units on the tenth day after the mailing of such notice without further formality, provided that:

(i)	the offeror delivers with such notice an irrevocable and unconditional offer to grant replacement performance share units to the holders of Performance Share Units on the equity securities offered as consideration;

(ii)	the Committee has determined, in good faith, that such replacement performance share units have substantially the same economic value as the Performance Share Units being surrendered; and

(iii)	the surrender of Performance Share Units and the granting of replacement performance share units can be effected on a tax-deferred basis under the Income Tax Act (Canada).

Section 5.08 Recoupment Policy:

All Performance Share Units will be subject to the Company’s incentive compensation recoupment policy.

Section 5.09 Financial Assistance Prohibited:

The Company is prohibited from providing financial assistance in the form of a loan or otherwise to Participants under this Plan for the purpose of settlement of equity awards under this Plan.

Section 5.10 No Representation or Warranty:

The Company makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

Section 5.11 United States Income Tax Matters:

For the avoidance of doubt, all payments under this Plan to individuals subject to United States income tax will be made no later than the deadline set forth in section 1.409A-1(b)(4)(i) of the United States Treasury Regulations with respect to short-term deferrals of compensation.

Section 5.12 Compliance with Applicable Law:

If any provision of the Plan or any Performance Share Unit contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction, then such provision will be deemed to be amended to the extent necessary to bring such provision into compliance therewith.

Section 5.13 Interpretation:

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia.

Annex II

10-K for the year ended December 31, 2021